AMERICAN AADVANTAGE MILEAGE FUNDS

Supplement to the Statement of Additional Information dated March 1, 1999

The following fundamental investment restrictions on page four are modified to read as follows:

2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts, and when-issued securities when consistent with the other policies and limitations described in the Prospectuses. In addition, the Balanced Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, and International Equity Portfolio may purchase or sell futures contracts and options on futures contracts.

7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes. In addition, the Balanced Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, and International Equity Portfolio may borrow money from the Manager or any of its affiliates for temporary purposes. The aggregate amount of borrowing for each Portfolio is not to exceed 10% of the value of the Portfolio's assets at the time of borrowing. Although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for further information regarding reverse repurchase agreements.